UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2016

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01	Financial Statements and Exhibits	6

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of the 2016 Stock Incentive Plan

On December 7, 2016, the Board of Directors (the “Board”) of CareView Communications, Inc., a Nevada corporation (the “Company”) approved the CareView Communications, Inc. 2016 Stock Incentive Plan (“the Plan”). The Plan became effective December 7, 2016 and will terminate on December 6, 2026 (unless terminated earlier as described in the Plan). The Plan permits the granting of awards in the form of nonqualified stock options, stock appreciation rights, restricted stock awards, performance awards, performance-based awards and any combination of the foregoing.

Subject to adjustments as provided in the Plan, a total of 20,000,000 shares of the Company’s common stock, par value $0.001 per share (“common stock”), will be available for issuance under the Plan.

Purpose

The purpose of the Plan is to enhance the incentive for participants to contribute to our growth, thereby benefiting the Company and our shareholders, and to align the economic interests of the participants with those of our shareholders by providing (i) key employees of the Company and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) members of the Board, with the opportunity to acquire shares of the common stock or receive monetary payments based on the value of such shares.

 Participation and Administration

The Plan shall be administered by the compensation committee of the Company, and except as specifically reserved to the Board under the terms of the Plan, the compensation committee shall have full and final authority to operate, manage and administer the Plan. Employees, officers, directors, consultants or advisors are eligible for awards under the Plan.

Awards are subject to the terms, conditions, limitations, restrictions, vesting and forfeiture provisions determined by our compensation committee, in its sole discretion subject to certain limitations provided in the Plan. Each award will be evidenced by an award agreement, which will govern that award’s terms and conditions, which may include provisions for vesting, the effect of termination of service on the award, and other restrictions or contingencies and the requirement to enter into tax elections.

Stock Options and Stock Appreciation Rights

Grant and Vesting. The compensation committee may, in its discretion, determine the number of options and stock appreciation rights (“SARs”) to be granted. Such options will be nonqualified stock options. The compensation committee will determine when the options and SARs will vest.

Option and SAR Exercise. The per share exercise price of an option or SAR will be determined by the compensation committee, but will not be less than the last reported sale price on the national securities exchange or the NASDAQ National Market on which it is traded on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported. If the common stock is not principally traded on a national securities exchange or the NASDAQ National Market, the exercise price will not be less than the mean between the last reported “bid” and “asked” prices of common stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the compensation committee determines. If the common stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the exercise price will not be less than the fair market value as reasonably determined by the compensation committee.

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Our compensation committee will determine the term during which each option and SAR may be exercised, except that no option or SAR may be exercisable more than ten years from the grant date.

Payment of the option exercise price may be made in cash or, in the discretion of the compensation committee, in shares of our common stock, or by a combination of these methods. The compensation committee may also authorize the payment of the exercise price in a broker-assisted cashless exercise subject to such limitations as it may determine. The compensation committee may also prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of an option by delivery of shares of common stock, providing the Company with a notarized statement attesting to the number of shares owned for at least six months, where upon verification by the Company, the Company would issue the number of incremental shares to which the Participant is entitled upon exercise of the option.

When a SAR is exercised, the Company will pay in cash, common stock or a combination thereof, an amount equal to the excess of (i) the fair market value, or other specified valuation, of a specified number of shares of common stock on the date the right is exercised, over (ii) the fair market value of such shares on the date of grant, or other specified valuation (which shall be no less than the fair market value on the date of grant). The compensation committee will determine whether cash shall be paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

A Form of Nonqualified Stock Option Agreement under which options may be granted pursuant to the Plan has been filed as an exhibit to this Form 8-K.

Restricted Stock Awards

Restricted stock awards consist of outstanding shares of our common stock that is subject to transfer and/or forfeiture restrictions for a period of time. The award agreement will specify whether a participant will have all of the rights of any other stockholder, including voting and dividend rights.

 A restricted stock unit is an unfunded, unsecured contractual right to receive shares of our common stock, cash or other property at a future date, subject to such terms and conditions as our compensation committee may determine.

Grant and Vesting. Subject to the provisions of the Plan, our compensation committee will determine the terms and conditions of each restricted stock award, including restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of a Participant’s employment within specified periods or prior to becoming vested.

Performance Awards

Performance awards provide Participants with the right to receive shares of our common stock or cash at the end of a specified period. The compensation committee will determine the number, amount and timing of each performance awards. The compensation committee may condition the payment of performance awards upon the attainment of specific performance goals or such other terms and conditions as the compensation committee deems appropriate, including forfeiture restrictions.

Performance-Based Awards

Certain restricted stock awards, nonqualified stock options, SARs or performance awards granted under the Plan may be granted in a manner such that they qualify for the performance based compensation exemption under Section 162(m) of the Code (“performance-based awards”). Performance-based awards entitle the recipient to receive the stated consideration upon, and to the extent of, satisfaction of pre-established performance criteria.

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Grant and Vesting. Performance-based awards will vest based on the achievement of pre-determined performance goals established by the compensation committee in accordance with the Plan. The compensation committee may determine the number and type of performance-based awards to be granted to the recipient, as well as the performance period and performance goals applicable to the award. After establishment of a performance goal, the compensation committee may not revise such performance goal or increase the amount of the performance-based award that will be paid or vested upon the attainment of such performance goal.

Performance Goals. The compensation committee will establish in writing objective performance-based goals applicable to a given period.

Adjustments Upon Certain Events

In the event of a stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, or in the event of any distribution to stockholders of other than a normal cash dividend, or other extraordinary or unusual event, if the compensation committee determines, in its discretion, that such change equitably requires an adjustment in the terms of any awards or the number of shares of common stock that are subject to awards, such adjustment shall be made by the compensation committee and will be final, conclusive and binding for all purposes of the Plan.

In the event of a change in control of the Company, our compensation committee may determine, in its sole discretion, that all or a portion of each outstanding award is exercisable in full upon the change in control or at such other date or dates that the compensation committee may determine, and that any forfeiture and vesting restrictions will lapse on such date or dates. In its sole discretion, our compensation committee may also determine that, upon the occurrence of a change in control, each outstanding option and SAR will terminate within a specified number of days, and each such Participant will receive, with respect to each share of common stock subject to such option and SAR, an amount equal to the excess of the fair market value of such shares immediately prior to such change in control over the exercise price per share of such option and SAR. Such payment may be made in cash, in one or more kinds of property or a combination thereof, as determined by the compensation committee in its sole discretion

Transferability

Awards granted under the Plan are not transferable or assignable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The compensation committee may provide, in an Agreement for a Nonqualified Stock Option, for its transferability as a gift to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the compensation committee may determine, provided that the Participant receives no consideration for the transfer and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

After approving the Plan, the Board awarded non-qualified stock options for an aggregate of 4,754,969 shares with an exercise price of $.10 per share. The Company's President and Chief Executive Officer, Steven G. Johnson, and Chief Operating Officer, Sandra K. McRee, were each granted an option for 2,000,000 shares. Shares vest over a period of three years on the anniversary date of the grant.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	CareView Communications, Inc. 2016 Stock Incentive Plan
Exhibit 10.2	Form of Nonqualified Stock Option Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2017	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer

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